Rule 497(e)

File Nos. 002-75503

811-03364

MAXIM SERIES FUND, INC.

Maxim Trusco Small-Cap Growth Portfolio

Supplement dated July 25, 2006 to

Prospectus and Statement of Additional Information dated May 1, 2006

Effective June 26, 2006, the Maxim Trusco Small-Cap Growth Portfolio is no longer managed by Mr. Mark D. Garfinkel. The Portfolio is co-managed by James Foster and Stuart F. Van Arsdale.

Effective June 26, 2006, the information regarding Trusco Capital Management, Inc. on page 74 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Trusco Capital Management, Inc. (“Trusco”) Trusco, an investment advisor registered under the Investment Advisers Act of 1940, is a Georgia corporation with its principal business address at 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303. Trusco is a key subsidiary of SunTrust Banks, Inc.

The Maxim Trusco Small-Cap Growth Portfolio is co-managed by James Foster and Stuart F. Van Arsdale, CFA. James (Jim) Foster graduated from the University of Delaware with a BS in Finance in 1969. That same year Jim began his career in investments with the Wilmington Trust Company, in Wilmington, DE, as an equity analyst and portfolio manager. In 1972, Jim joined W.E. Hutton, in Wilmington, DE, as an institutional salesperson.

In 1973, Jim moved to Boston, MA, to work for Boston Safe Deposit as a personal trust manager, with responsibility for managing over $300 million of assets. From 1978 to 1983, he worked at National City Bank, in Cleveland, OH, in a variety of investment and management roles before joining Society Corp., in Cleveland, OH, as the Director of Equity Research. While working for Society Corp., Jim started and managed a small cap growth, earnings momentum-based mutual fund.

In 1988, Jim joined Trusco Capital Management in Atlanta, GA, and continued his success with small cap growth products by taking over management of the SunBelt Fund, a regional mutual fund that invested in companies headquartered in eight southeastern states. In his 10 years managing the fund, Jim grew the SunBelt Fund’s assets from $25 million to over $500 million. Jim was a lead member of the team that developed and launched Trusco Capital Management’s Small Cap Growth Fund. Jim also was a key manager on the Trusco Capital’s large cap Core Growth product.

Jim focused his efforts exclusively on the Core Growth product in 1999 as a member of the Fund’s Investment Advisory Group. In 2004, while maintaining his position on the Core Growth Fund’s Investment Advisory Group, Jim assumed additional responsibilities as a multi-discipline product manager for key accounts.

Stuart F. Van Arsdale graduated from Rollins College with a BA in Economics in 1975, and an MBA in 1976. In 1977, he began his career with the Treasury Department as an associate national trust examiner performing examinations of the fiduciary activities of national bank trust departments and trust companies. He worked for the federal government for four years.

In 1980, Stu joined STI Capital Management, the institutional unit of SunBanks, as a portfolio manager. From 1980 to 1986 he managed the portfolios of a variety of institutional and high net worth clients. In 1986, STI Capital Management promoted Stu to Managing Director and he assumed responsibility for managing institutional equity accounts totaling $1.1 billion, including an in-house common trust fund. Stu was a member of STI Capital’s Investment Policy Group as well as STI Capital’s Board of Directors. During this time, SunBanks and Trust Company of Georgia merged to form SunTrust Banks, Inc.

Stu left STI Capital in 1998 to become the Director of Growth Investments at Deprince Race & Zollo (DRZ), an asset management firm in Orlando, FL. While at DRZ, Stu founded and managed a large cap growth product for institutional investors.

After a four-year stint at Deprince, Stu returned to SunTrust and Trusco Capital Management as the Large Cap Growth Equity Portfolio Manager, managing over $300 million in institutional assets.

Effective June 26, 2006, the information regarding Trusco Capital Management, Inc. on pages 58 and 59 of the Statement of Additional Information is hereby deleted in its entirety and replaced with the following:

TRUSCO CAPITAL MANAGEMENT, INC.

Trusco Capital Management, Inc. (“Trusco”) serves as the sub-advisor to the Portfolio pursuant to a Sub-Advisory Agreement dated effective July 5, 2005, approved by the Board of Directors on June 13, 2005. Trusco, an investment advisor registered under the Investment Advisers Act of 1940, is a Georgia corporation with its principal business address at 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303. Trusco is a key subsidiary of SunTrust Banks, Inc.

GW Capital Management, LLC ("GWCM"), doing business as Maxim Capital Management, LLC, the investment adviser to Maxim Series Fund, Inc. is responsible for compensating Trusco, which receives monthly compensation for the Portfolio at the annual rate of 0.40% on net assets for the Portfolio.

Other Accounts Managed

As of March 31, 2006, Mr. Foster manages eighteen (18) other accounts having $1,207,459,700 in total assets; and Mr. Van Arsdale manages five (5) other accounts having $81,190,056 in total assets.

Trusco’s advisory fee was not based on performance for any of the aforementioned registered investment companies, other pooled investment vehicles, or other accounts.

Conflicts of Interest Policy

Management of both the Portfolio and the other accounts listed above at the same time may give rise to potential conflicts of interest. If the Portfolio and the other accounts have identical investment objectives, the portfolio manager could favor one or more accounts over the Portfolio. Another potential conflict may arise from the portfolio manager’s knowledge about the size, timing and possible market impact of Portfolio trades if the portfolio manager used this information to the advantage of other accounts and to the disadvantage of the Portfolio. In addition, aggregation of trades may create the potential for unfairness to a Portfolio or another account if one account is favored over another in allocating the securities purchased or sold. Trusco has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are allocated in a manner Trusco believes is fair and equitable.

Compensation

Portfolio managers earn competitive salaries from Trusco. In addition, portfolio managers are eligible to receive bonuses based on the performance of the specific funds they manage. Investment results are the basis for determining if such bonuses are paid. Investment results are determined by comparing the relevant fund’s pre-tax total returns to that same fund’s benchmarks and peer groups over multi-year periods, as applicable. Where a portfolio manager manages multiple funds, each fund is weighted based on the following criteria: each fund’s market value, its relative strategic importance to Trusco and its clients, as well as its potential asset growth.

All full-time employees of Trusco, including portfolio managers, are provided a benefits package on substantially similar terms. The percentage of each individual’s compensation provided by these benefits is dependent upon length of employment, salary level, and several other factors. In addition, certain portfolio managers may be eligible for one or more of the following additional benefit plans:

•

401 Excess Plan – This plan provides benefits which would otherwise be provided under the qualified cash or deferred ESOP plan adopted by Trusco, were it not for the imposition of certain statutory limits on qualified plan benefits. Certain select individuals within specific salary levels may be eligible for this plan. Participation in the plan must be approved by the individual’s senior executive for the business.

•

ERISA Excess Retirement Plan – This plan provides for benefits to certain executives that cannot be paid to them under tax qualified pension plans as a result of federal restrictions. Certain select individuals within specific salary levels may be eligible for this plan. Participation in the plan must be approved by the individual’s senior executive for the business.

•

Voluntary Functional Incentive Plan Deferral – This plan is a provision of a SunTrust Deferred Compensation Plan, which allows participants of selected annual incentive plans to voluntarily defer portions of their incentive. Eligibility to participate in this plan is offered to employees of selected incentive plans who earn above a specified level of total compensation in the year prior to their deferral. Trusco’s annual incentive plans available to investment professionals offer this provision to employees who meet the compensation criteria level.

•

Stock Option Awards – Stock options are granted annually to certain select individuals in specific compensation grade levels. Participation must be approved by the individual’s senior executive for the business.

•

Restricted Stock Awards – Restricted stock awards are granted to certain select individuals on a case-by-case basis to address special retention issues. Most salaried employees of SunTrust are eligible for restricted stock awards. The awards often vest based on the recipient’s continued employment with Trusco, but these awards may also carry additional vesting requirements, including performance conditions.

The relative mix of compensation represented by investment results, bonus and salary will vary depending on the individual’s results, contributions to the organization, adherence to portfolio compliance and other factors.

Ownership of Securities

As of December 31, 2005, the Portfolio Managers did not beneficially own securities in any of the Funds that invest in the Small-Cap Growth Portfolio.

This Supplement must be accompanied by or read in conjunction with the current Prospectus and Statement of Additional Information, both dated May 1, 2006. This Supplement should be retained for future reference.